HII Q2 2023 Earnings August 3, 2023 Chris Kastner President and Chief Executive Officer Tom Stiehle Executive Vice President and Chief Financial Officer Exhibit 99.2

Cautionary Statement Regarding Forward-looking Statements 2 Statements in this presentation, other than statements of historical fact, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by words such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential," "continue," and similar words or phrases or the negative of these words or phrases. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable when made, we cannot guarantee future results, levels of activity, performance, or achievements. There are a number of important factors that could cause our actual results to differ materially from the results anticipated by our forward-looking statements, which include, but are not limited to: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs, including cost increases due to inflation, and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures and strategic acquisitions; adverse economic conditions in the United States and globally; health epidemics, pandemics and similar outbreaks; our ability to attract, train and retain a qualified workforce; disruptions impacting global supply, including those resulting from the ongoing conflict between Russia and Ukraine; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2022 and our other filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

# HII Q2 2023 Highlights

- Record second quarter revenues of $2.8 billion, up 4.7% YoY
- Diluted EPS of $3.27 for the quarter
- Reaffirming shipbuilding and Mission Technologies guidance[1]
- Reaffirming free cash flow[2] guidance[1]

**Ingalls Shipbuilding Highlights**

- Delivered guided missile destroyer *Jack H. Lucas* (DDG 125)
- Completed builder's trials for National Security Cutter *Calhoun* (NSC 10)
- Authenticated the keel of *Pittsburgh* (LPD 31)

**Newport News Shipbuilding Highlights**

- Re-delivered USS *George Washington* (CVN 73)
- Christened *Virginia*-class submarine *Massachusetts* (SSN 798)
- Awarded $393 million contract modification for *John F. Kennedy* (CVN 79)
- Awarded $568 million subcontract modification to provide long-lead-time material and advance construction activities for *Columbia*-class submarines
- Awarded $305 million contract modification for long-lead-time material for two additional Block V *Virginia*-class submarines

**Mission Technologies Highlights**

- Awarded a $242 million contract to provide shore-based training, engineering and development support for the U.S. Navy
- Awarded a $41 million task order to provide integrated training systems installation and sustainment for the U.S. Navy

| | Q2 2023 | Change from Q2 2022 |
|---|---|---|
| **Shipbuilding Revenue[2]** | $2.2B | ↑ 3.9% |
| **Mission Technologies Revenue** | $645M | ↑ 7.5% |



Ingalls Shipbuilding delivered the first flight III *Arleigh-Burke*-class guided missile destroyer, *Jack H. Lucas* (DDG 125), to the U.S. Navy in late June.

[1] The financial outlook, expectations and other forward looking statements provided by the company for 2023 and beyond reflect the company's judgment based on information available at the time of this presentation.
[2] Non-GAAP measures. See appendix for definitions and reconciliations.

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# Upcoming Shipbuilding Milestones[1]

## 2023

- **Ingalls**
  - ✓ Complete sea trials and deliver DDG 125 (*Jack H. Lucas*)
  - Launch DDG 128 (*Ted Stevens*)
  - Launch LHA 8 (*Bougainville*)
  - Complete sea trials and deliver LPD 29 (*Richard M. McCool Jr.*)
  - Complete sea trials and deliver NSC 10 (*Calhoun*)
- **Newport News**
  - ✓ Re-deliver CVN 73 (USS *George Washington*)
  - Deliver SSN 796 (*New Jersey*)
  - Float off SSN 798 (*Massachusetts*)

## 2024

- **Ingalls**
  - Complete sea trials and deliver DDG 128 (*Ted Stevens*)
  - Launch DDG 129 (*Jeremiah Denton)*
  - Launch LPD 30 (*Harrisburg*)
- **Newport News**
  - Deliver SSN 798 (*Massachusetts*)
  - Float off SSN 800 (*Arkansas*)
  - Ship final module of SSN 801 (*Utah*)

Awarded contract modification to support additional work and optimized delivery schedule for CVN 79 (*John F. Kennedy*); Delivery formally moves to 2025, as expected

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[1] All milestones are based upon current expectations and subject to change based upon future events. List is alphabetical by program designation.

5 HII Q2 2023 Consolidated Results • Revenue grew $125M or 4.7% YoY driven primarily by growth at Newport News Shipbuilding and Mission Technologies CONSOLIDATED REVENUE ($M) OPERATING INCOME ($M) & MARGIN $2,662 $2,787 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q2 22 Q2 23 $191 $156 $0 $50 $100 $150 $200 $250 Q2 22 Q2 23 7.2% 5.6% • Operating income decreased $35M YoY primarily due to lower segment operating income, partially offset by favorable changes to the operating FAS/CAS adjustment and non-current state income taxes

6 HII Q2 2023 Segment Results Newport News Shipbuilding Ingalls Shipbuilding Mission Technologies 1 Non-GAAP measures. See appendix for definitions and reconciliations. REVENUE ($M) SEGMENT OPERATING INCOME ($M) & MARGIN1 REVENUE ($M) REVENUE ($M) SEGMENT OPERATING INCOME ($M) & MARGIN1 SEGMENT OPERATING INCOME ($M) & MARGIN1 $658 $664 $0 $200 $400 $600 $800 Q2 22 Q2 23 $106 $65 $0 $20 $40 $60 $80 $100 $120 Q2 22 Q2 23 16.1% 9.8% $1,433 $1,509 $0 $500 $1,000 $1,500 $2,000 Q2 22 Q2 23 $94 $95 $0 $20 $40 $60 $80 $100 Q2 22 Q2 23 6.6% 6.3% $600 $645 $0 $100 $200 $300 $400 $500 $600 $700 Q2 22 Q2 23 $25 $9 $0 $5 $10 $15 $20 $25 $30 Q2 22 Q2 23 4.2% 1.4% Revenue + DDG - NSC Operating Income - Lower favorable changes in contract estimates from facilities capital and economic price adj. clauses - Lower risk retirement on Harrisburg (LPD 30) Revenue + Aircraft carrier construction + Columbia and Virginia-class submarines - Aircraft carrier RCOH Operating Income + Favorable Virginia-class program adj. - Lower favorable changes in contract estimates from facilities capital and economic price adj. clauses Revenue + Mission based solutions (C5ISR, Cyber/EW and LVC) Operating Income - Lower equity income due to ship repair JV sale and non-recurring $15M gain in prior year

$0 $10 $20 $30 $40 $50 $60 $70 Q2 22 Q2 23 Dividends Share Repurchases (at cost) $267 $82 ($59) ($68) $208 $14 ($100) ($50) $0 $50 $100 $150 $200 $250 $300 Cash from Ops. CAPEX Free Cash Flow 7 HII Q2 2023 Capital Deployment CASH FLOW GENERATION ($M) SHAREHOLDER DISTRIBUTIONS ($M) TOTAL $57 Q2 22 Q2 23 • Cash balance of $313 million and liquidity of $1.8 billion at quarter end • Net capital expenditures were 2.4% of revenues in the quarter • Cash contributions to pension and other postretirement benefit plans of $11 million • $57 million distributed to shareholders in the quarter • Paid dividends totaling $50 million • Repurchased 37 thousand shares at an aggregate cost of $7 million 1 Non-GAAP measure. See appendix for definition and reconciliation. TOTAL $64

# HII Free Cash Flow[1,2] & Capital Allocation[3]

**FREE CASH FLOW[1] FY20-24**

(assumes Sec. 174 is not deferred or repealed)

~$1.2B over FY23 & FY24


$757M
$449M
$494M
$400M-
$450M
$730M-
$830M
FY20
FY21
FY22
FY23E
FY24E

- Committed to investment grade rating; Targeting ≤2x Debt/EBITDA[1] by year-end 2024
- Continued dividend growth at a low to mid-single digit growth rate
- Balanced share repurchases; ~$1B authorization remaining through 2024
- Continue to evaluate targeted M&A; No significant capability gaps today
- Target ~$300M cash balance
- Committed to return substantially all 2023 - 2024 free cash flow[1] to shareholders after planned debt repayment
  - $313M cash balance at Q2 2023 quarter end
  - $400M senior notes due Aug. 2023
  - Remaining $195M term loan due Aug. 2024
  - $84M Miss. Econ. Dev. bond due May 2024

[1] Non-GAAP measure. See appendix for definition. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.
[2] Free cash flow outlook assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed.
[3] The financial outlook, expectations and other forward looking statements provided by the company for 2023 and beyond reflect the company's judgment based on the information available at the time of this presentation.

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9 HII 2023 Outlook1 FY23 Outlook Shipbuilding Revenue2 $8.4B - $8.6B Shipbuilding Operating Margin2 7.7% - 8.0% Mission Technologies Revenue ~$2.5B Mission Technologies Segment Operating Margin2 2.5% - 3.0% Mission Technologies EBITDA Margin2 8.0% - 8.5% Operating FAS/CAS Adjustment ($70M) Non-current State Income Tax Benefit3 ~$8M Interest Expense ($100M) Non-operating Retirement Benefit $149M Effective Tax Rate ~21% Depreciation & Amortization ~$365M Capital Expenditures ~3.0% of Sales Free Cash Flow2,4 $400M - $450M FY23 OUTLOOK1 1 The financial outlook, expectations and other forward looking statements provided by the company for 2023 and beyond reflect the company's judgment based on the information available at the time of this presentation. 2 Non-GAAP measures. See appendix for definitions. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results. 3 Outlook is based on current tax law. Repeal or deferral of requirement to capitalize R&D expenditures would result in elevated non-current state income tax expense. 4 Outlook is based on current tax law and assumes the requirement to capitalize R&D expenditures for tax purposes is not deferred or repealed. • Reaffirming shipbuilding and Mission Technologies guidance • Reaffirming FY23 free cash flow2 guidance • Updating operating FAS/CAS adjustment, non-current state taxes and interest expense Q3 2023 Expectations1 • Shipbuilding revenue2 of ~$2.1B • Shipbuilding operating margin2 flat sequentially from Q2 • Mission Technologies revenue flat sequentially from Q2 • Mission Technologies segment operating margin2 ~2.5% • Free Cash Flow2 of ~$100M

INVESTMENT THESIS POSITIONED FOR SUCCESS FOCUSED ON EXECUTION Historic backlog and positioning provide strong visibility Consistent long-term shipbuilding growth profile Reshaped Mission Technologies portfolio to address evolving customer needs in high growth markets Nearing sustainable free cash flow inflection point Commitment to return substantially all 2023 – 2024 free cash flow to shareholders after planned debt repayment 10

Appendix

12 Non-GAAP Information We make reference to “segment operating income,” “segment operating margin,” “shipbuilding revenue,” “shipbuilding operating margin,” “Mission Technologies EBITDA,” “Mission Technologies EBITDA margin,” “Debt/EBITDA” and “free cash flow.” We internally manage our operations by reference to segment operating income and segment operating margin, which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin are not measures recognized under GAAP. They are measures that we use to evaluate our core operating performance. We believe that shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin reflect additional ways of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. When analyzing our operating performance, investors should use shipbuilding revenue, shipbuilding operating margin, Mission Technologies EBITDA and Mission Technologies EBITDA margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. We believe these measures are used by investors and are a useful indicator to measure our performance. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, net earnings as a measure of our performance or net cash provided or used by operating activities as a measure of our liquidity. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies. The Debt/EBITDA ratio is not a measure recognized under GAAP. We believe the Debt/EBITDA ratio is useful to management, investors and other users of our financial information in evaluating the total amount of leverage in our capital structure. When analyzing our operating performance, investors should use Debt/EBITDA in addition to, and not as an alternative for, operating income, current portion of long-term debt and long term debt or any other performance measure presented in accordance with GAAP. In reliance upon Item 10(e)(1)(i)(B) of Regulation S-K, reconciliations of forward–looking GAAP and non–GAAP measures are not provided because of the unreasonable effort associated with providing such reconciliations due to the variability in the occurrence and the amounts of certain components of GAAP and non-GAAP measures. For the same reasons, we are unable to address the significance of the unavailable information, which could be material to future results.

13 Non-GAAP Measures Definitions Debt/EBITDA is defined as gross debt divided by net earnings before interest expense, income taxes, depreciation and amortization. Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Shipbuilding revenue is defined as the combined sales and service revenues from our Newport News Shipbuilding segment and Ingalls Shipbuilding segment. Shipbuilding operating margin is defined as the combined segment operating income of our Newport News Shipbuilding segment and Ingalls Shipbuilding segment as a percentage of shipbuilding revenue. Mission Technologies EBITDA is defined as Mission Technologies segment operating income before interest expense, income taxes, depreciation and amortization. Mission Technologies EBITDA margin is defined as Mission Technologies EBITDA as a percentage of Mission Technologies revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

14 Non-GAAP Reconciliations Segment Operating Income & Segment Operating Margin ($ in millions) 2023 2022 2023 2022 Ingalls revenues 664 658 1,241 1,289 Newport News revenues 1,509 1,433 3,015 2,823 Mission Technologies revenues 645 600 1,269 1,190 Intersegment eliminations (31) (29) (64) (64) Sales and Service Revenues 2,787 2,662 5,461 5,238 Operating Income 156 191 297 329 Operating FAS/CAS Adjustment 17 35 36 72 Non-current state income taxes (4) (1) (8) — Segment Operating Income 169 225 325 401 As a percentage of sales and service revenues 6.1% 8.5% 6.0% 7.7 % Ingalls segment operating income 65 106 120 192 As a percentage of Ingalls revenues 9.8% 16.1% 9.7% 14.9 % Newport News segment operating income 95 94 179 175 As a percentage of Newport News revenues 6.3% 6.6% 5.9% 6.2 % Mission Technologies operating income 9 25 26 34 As a percentage of Mission Technologies revenues 1.4% 4.2% 2.0% 2.9 % Three Months Ended June 30 June 30 Six Months Ended

15 Non-GAAP Reconciliations Shipbuilding Revenues & Operating Margin ($ in millions) 2023 2022 2023 2022 Sales and service revenues 2,787 2,662 5,461 5,238 Mission Technologies (645) (600) (1,269) (1,190) Intersegment eliminations 31 29 64 64 Shipbuilding Revenues 2,173 2,091 4,256 4,112 Operating Income 156 191 297 329 Operating FAS/CAS Adjustment 17 35 36 72 Non-current state income taxes (4) (1) (8) — Segment Operating Income 169 225 325 401 Mission Technologies (9) (25) (26) (34) Shipbuilding Operating Income 160 200 299 367 As a percentage of Shipbuilding Revenues 7.4% 9.6% 7.0% 8.9 % Three Months Ended June 30 June 30 Six Months Ended

16 Non-GAAP Reconciliations Free Cash Flow ($ in millions) 2023 2022 2023 2022 2022 2021 2020 Net cash provided by operating activities 82 267 73 184 766 760 1,093 Less capital expenditures: Capital expenditure additions (68) (59) (111) (102) (284) (331) (353) Grant proceeds for capital expenditures — — 3 — 12 20 17 Free cash flow 14 208 (35) 82 494 449 757 June 30 Three Months Ended June 30 Six Months Ended Year Ended December 31

17 Non-GAAP Reconciliations Mission Technologies EBITDA & EBITDA Margin ($ in millions) 2023 2022 2023 2022 Mission Technologies sales and service revenues 645 600 1,269 1,190 Mission Technologies segment operating income 9 25 26 34 Mission Technologies depreciation expense 3 3 6 5 Mission Technologies amortization expense 28 30 55 60 Mission Technologies state tax expense 3 4 6 6 Mission Technologies other, net — 2 — 2 Mission Technologies EBITDA 43 64 93 107 Mission Technologies EBITDA margin 6.7% 10.7% 7.3% 9.0 % Three Months Ended Six Months Ended June 30June 30